UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23057

Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Energy & Income Fund
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – March 31, 2023

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2023 (Unaudited)

Guggenheim Funds Semi-Annual Report

Guggenheim Energy & Income Fund

GuggenheimInvestments.com	CEF-GEI-SAR-0323

GUGGENHEIMINVESTMENTS.COM/XGEIX

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE

INFORMATION ABOUT GUGGENHEIM ENERGY &

INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/xgeix, you will find:

• Daily, weekly and monthly data on NAV, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices and tax characteristics

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2023

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal semi-annual period ended March 31, 2023 (the “Reporting Period”).

To learn more about the Fund over the Reporting Period, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 4.

The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its objective by investing in securities of energy companies and income-producing securities of other issuers.

All Fund returns cited assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on NAV of 6.29%. As of the end of the Reporting Period, the Fund’s NAV was $633.47 per share, compared with $647.10 per share on September 30, 2022. As a non-listed closed-end fund, the Fund does not have a market price. Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

The Fund made two distributions during the Reporting Period, each for $26.8125 per share. The distribution rate at the end of the Reporting Period, based on the closing NAV, was 16.93%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 12, and Note 2(g) on page 30 for more information on distributions for the period.

During the Reporting Period, the Board approved two tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The tender offers are discussed in more detail elsewhere in this report.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Energy & Income Fund

April 30, 2023

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed , totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%. We continue to expect a recession could begin midway through the year.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

MANAGEMENT DISCUSSION OF
FUND PERFORMANCE (Unaudited)	March 31, 2023

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to Guggenheim Energy & Income Fund (“Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”). This team includes Thomas J. Hauser, Senior Managing Director and Portfolio Manager of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM.

Liquidity Event

The Fund intends to liquidate on or before July 28, 2023 (the “Liquidity Event Date”) in accordance with its policy to complete an event intended to provide liquidity for shareholders on or before the Liquidity Event Date. This policy has been in place since the Fund’s inception.

The Fund is liquidating its portfolio and expects to make one or more liquidating distributions to shareholders on or before July 28, 2023, representing substantially all of its net assets. Please see Liquidity Event Information on page 7 for more information.

How did the Fund perform during the Reporting Period?

All Fund returns cited assume the reinvestment of all distributions. For the six-month period ended March 31, 2023 (“Reporting Period”), the Fund provided a total return based on NAV of 6.29%.

As of the end of the Reporting Period, the Fund’s NAV was $633.47 per share, compared with $647.10 per share on September 30, 2022. As a non-listed closed-end fund, the Fund does not have a market price.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 9 for additional information about the Fund's performance.

What were the Fund’s distributions for the Reporting Period?

The Fund made two distributions during the Reporting Period, each for $26.8125 per share. The distribution rate at the end of the Reporting Period, based on the closing NAV, was 16.93%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 12, and Note 2(g) on page 30 for more information on distributions for the period.

Payable Date	Amount
December 30, 2022	$26.8125
March 31, 2023	$26.8125
Total	$53.6250

Why is there no market price for the Fund?

The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	March 31, 2023

(commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until the shareholder liquidity event occurs.

Did the Fund provide any liquidity for shareholders during the Reporting Period?

During the Reporting Period, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	Shares at expiration)	Tendered	(NAV on Expiration)
January 3, 2023	1,169	5,380	$644.88
April 3, 2023	1,144	5,544	$634.89

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.

If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period benefitted from improving macroeconomic conditions compared to earlier in 2022. The Bloomberg U.S. Corporate High Yield Index was up 7.9% over the Reporting Period, while the Bloomberg High Yield Energy Index was up 8.1%. Almost all sectors and rating categories generated positive returns over the period amid tighter credit spreads.

Fund performance over the period was driven by credit selection in Basic Industries and BB-rated credit. In addition, Fund performance was positively impacted by utilizing financial leverage as the market traded higher. The Fund’s largest exposure is to the Energy sector which slightly underperformed the Bloomberg High Yield Energy Index. The allocations to bank loans along with exposure to reorg equity detracted from performance as well.

What was the Fund’s leverage at the end of the Reporting Period?

The Fund used financial leverage (borrowing) totaling approximately 2% of managed assets (net assets plus financial leverage) as of March 31, 2023, to supplement income. The Fund employs leverage primarily through indebtedness and engaging in reverse repurchase agreements. The use of financial leverage contributed to Fund performance.

How did the Fund use derivatives during the Reporting Period?

The Fund used forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had a slight negative impact on performance for the period.

6 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

MANAGEMENT DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	March 31, 2023

How was the Fund positioned at the end of the Reporting Period?

The Fund is constructed to generate strong income for shareholders by investing primarily in bonds and bank loans. The majority of the Fund is invested in Energy credits with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is underweight Exploration & Production and Oil Field Services and overweight Midstream relative to the Bloomberg High Yield Energy Index. The Fund has started to exit certain positions and has decreased leverage as it nears its Liquidity Event Date.

Liquidity Event Information

The Fund intends to liquidate on or before July 28, 2023 (the “Liquidity Event Date”) in accordance with its policy to complete an event intended to provide liquidity for shareholders on or before the Liquidity Event Date. This policy has been in place since the Fund’s inception.

The Fund is continuing to liquidate its portfolio. During this liquidation period, the Fund deviated from its prior investment strategies and may be required to sell securities when market conditions or tax consequences are not favorable and may thus lose money in the process. The Fund expects to make one or more liquidating distributions to shareholders on or before July 28, 2023, representing substantially all of its net assets. The liquidating distributions to shareholders will be treated as payments in redemption of their shares and will consist of cash raised from the sale of portfolio securities, although securities for which no market currently exists or trading at depressed prices may be placed in a liquidating trust. The liquidating trust, if necessary, will subsequently distribute cash proceeds in one or more payments as the securities in the liquidating trust can be sold or otherwise liquidated. As of May 15, 2023, it is estimated that approximately 11% of the Fund’s net assets have no market and could be placed in a liquidating trust. This will change based on market conditions.

The liquidation of the Fund will generally result in a taxable event for shareholders and would be expected to give rise to capital gain or loss to shareholders, depending on the basis of their shares and their individual situations. Shareholders should contact their tax advisers to discuss the income tax consequences of the liquidation.

*Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

Bloomberg High Yield Energy Index is a subset of the Bloomberg U.S. High Yield Index. It consists of issuers that are identified as being in the energy sector.

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Risks and Other Considerations

The value of, or income generated by, the investments held by the Fund and their liquidation are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	March 31, 2023

confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.

The value of the Fund will fluctuate with the value of its assets and liabilities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors, including investment risk and liquidation risk (see below), which could result in the loss of the principal amount that you invest. Please see the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and guggenheiminvestments.com/xgeix for a description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

Shareholder Liquidity Event Risk. The Fund intends to complete a Shareholder Liquidity Event on or before the Liquidity Event Date, July 28, 2023. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in the initial offering their initial investment on the Liquidity Event Date or any other date.

During the liquidation period, the Fund deviates from its prior investment strategies and may be required to sell securities when market conditions or tax consequences are not favorable and may thus lose money in the process. The Fund expects to make one or more liquidating distributions to shareholders on or before July 28, 2023, representing substantially all of its net assets. The liquidating distributions to shareholders will be treated as payments in redemption of their shares and will consist of cash raised from the sale of portfolio securities, although securities for which no market currently exists or trading at depressed prices may be placed in a liquidating trust. Interests in a liquidating trust may not be sold or transferred, except as permitted by applicable law. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary, and related risks. Securities placed in a liquidating trust may be held for an extended and currently unpredictable period of time until they can be sold or pay out all of their cash flows.

The liquidation of the Fund will generally result in a taxable event for shareholders and would be expected to give rise to capital gain or loss to shareholders, depending on the basis of their shares and their individual situations. Shareholders should contact their tax advisers to discuss the income tax consequences of the liquidation.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

8 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited)	March 31, 2023

Fund Statistics
Net Asset Value	$633.47
Net Assets ($000)	$29,085

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MARCH 31, 2023
	Six month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	6.29%	(2.18%)	16.57%	2.73%	5.95%
Bloomberg High Yield Energy Index	8.10%	0.63%	22.01%	1.96%	3.55%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	75.9%
Senior Floating Rate Interests	15.2%
Common Stocks	5.9%
Money Market Fund	3.4%
Total Investments	100.4%
Other Assets & Liabilities, net	(0.4%)
Net Assets	100.0%

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 9

FUND SUMMARY (Unaudited) continued	March 31, 2023

Ten Largest Holdings	% of Net Assets
TexGen Power LLC	5.8%
Global Partners Limited Partnership / GLP Finance Corp., 7.00%	4.1%
Terraform Global Operating, LP, 6.13%	4.1%
CVR Energy, Inc., 5.75%	4.0%
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp., 5.63%	3.8%
Callon Petroleum Co., 8.00%	3.6%
Accuride Corp., 10.09%	3.5%
ITT Holdings LLC, 6.50%	3.4%
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp., 6.38%	3.4%
Artera Services LLC, 9.03%	3.3%
Top Ten Total	39.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

10 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	March 31, 2023

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BB	49.2%
B	27.0%
CCC	10.3%
NR2	3.9%
Other Instruments	9.6%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	March 31, 2023

All or a portion of the above distributions may be characterized as a return of capital. As of March 31, 2023, 72.0% of the distributions were estimated to be characterized as return of capital and 28.0% of the distributions were estimated to be characterized as ordinary income. For the year ended September 30, 2022, 59.1% of the distributions were characterized as return of capital and 40.9% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

12 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2023

	Shares	Value
COMMON STOCKS – 5.9%
Utilities - 5.8%
TexGen Power LLC*,††	65,297	$ 1,697,722
Energy – 0.1%
Permian Production Partners LLC*,†††	79,840	13,123
Bruin E&P Partnership Units*,†††	31,358	703
Total Energy		13,826
Total Common Stocks
(Cost $960,193)		1,711,548
MONEY MARKET FUND† – 3.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.43%[1]	978,258	978,258
Total Money Market Fund
(Cost $978,258)		978,258
	Face
	Amount~
CORPORATE BONDS†† - 75.9%
Energy – 36.0%
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[2]	1,134,000	1,092,507
7.38% due 02/01/31[2]	250,000	250,000
5.75% due 04/01/25	100,000	97,649
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,250,000	1,199,394
6.88% due 01/15/29	250,000	232,438
Parkland Corp.
4.63% due 05/01/30[2]	525,000	466,725
4.50% due 10/01/29[2]	475,000	422,057
3.88% due 06/16/26[2]	CAD 500,000	343,696
CVR Energy, Inc.
5.75% due 02/15/28[2]	1,262,000	1,158,062
5.25% due 02/15/25[2]	75,000	71,994
Callon Petroleum Co.
8.00% due 08/01/28[2,3]	1,050,000	1,040,235
ITT Holdings LLC
6.50% due 08/01/29[2]	1,175,000	992,076
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[2]	1,000,000	988,875
NuStar Logistics, LP
6.38% due 10/01/30	550,000	527,725
6.00% due 06/01/26	275,000	269,558
5.63% due 04/28/27	150,000	142,025

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 13

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 75.9% (continued)
Energy – 36.0% (continued)
Southwestern Energy Co.
5.38% due 02/01/29	400,000	$ 377,000
4.75% due 02/01/32	100,000	88,299
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[2]	400,000	384,000
Kinetik Holdings, LP
5.88% due 06/15/30[2]	350,000	336,875
Total Energy		10,481,190
Utilities – 9.8%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	767,370
5.75% due 05/20/27	725,000	682,399
Terraform Global Operating, LP
6.13% due 03/01/26[2]	1,250,000	1,190,487
NRG Energy, Inc.
3.63% due 02/15/31[2]	275,000	220,487
Total Utilities		2,860,743
Communications – 6.6%
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2]	500,000	410,000
5.75% due 08/01/28[2]	175,000	152,250
Cengage Learning, Inc.
9.50% due 06/15/24[2]	572,000	553,038
Altice France S.A.
5.13% due 07/15/29[2]	450,000	338,625
5.50% due 10/15/29[2]	200,000	152,931
Cogent Communications Group, Inc.
7.00% due 06/15/27[2]	125,000	123,938
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[2]	125,000	100,631
CSC Holdings LLC
4.63% due 12/01/30[2]	200,000	98,620
Total Communications		1,930,033
Consumer, Cyclical – 6.2%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[2]	450,000	421,312
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2]	350,000	312,504
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2]	325,000	283,969
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[2]	250,000	237,339

See notes to financial statements.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 75.9% (continued)
Consumer, Cyclical – 6.2% (continued)
Superior Plus, LP
4.25% due 05/18/28[2]	CAD 300,000	$ 196,366
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[2]	175,000	154,644
Michaels Companies, Inc.
5.25% due 05/01/28[2]	150,000	125,017
Asbury Automotive Group, Inc.
5.00% due 02/15/32[2]	100,000	87,600
Total Consumer, Cyclical		1,818,751
Consumer, Non-cyclical – 5.3%
CPI CG, Inc.
8.63% due 03/15/26[2]	516,000	510,840
Sotheby's
7.38% due 10/15/27[2]	225,000	212,834
Upbound Group, Inc.
6.38% due 02/15/29[2]	250,000	209,913
WW International, Inc.
4.50% due 04/15/29[2]	325,000	174,688
Sabre GLBL, Inc.
7.38% due 09/01/25[2]	188,000	167,977
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[2,4]	200,000	147,946
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[2]	129,000	112,552
Total Consumer, Non-cyclical		1,536,750
Basic Materials – 5.0%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2]	750,000	664,887
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2]	325,000	296,899
SK Invictus Intermediate II SARL
5.00% due 10/30/29[2]	250,000	207,560
Carpenter Technology Corp.
7.63% due 03/15/30	175,000	181,010
Compass Minerals International, Inc.
6.75% due 12/01/27[2]	100,000	95,205
Total Basic Materials		1,445,561
Industrial – 3.4%
Artera Services LLC
9.03% due 12/04/25[2]	1,100,000	946,170
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[2]	50,000	42,250
Total Industrial		988,420

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 75.9% (continued)
Financial – 2.9%
NFP Corp.
7.50% due 10/01/30[2]	300,000	$ 289,869
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2]	250,000	211,648
USI, Inc.
6.88% due 05/01/25[2]	200,000	197,000
Hunt Companies, Inc.
5.25% due 04/15/29[2]	175,000	136,761
Total Financial		835,278
Technology – 0.7%
Boxer Parent Company, Inc.
7.13% due 10/02/25[2]	125,000	124,404
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[2]	75,000	73,716
Total Technology		198,120
Total Corporate Bonds
(Cost $24,071,967)		22,094,846
SENIOR FLOATING RATE INTERESTS††,◊,3 – 15.2%
Energy – 3.8%
UGI Energy Services LLC
8.16% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/22/30	672,123	663,163
TransMontaigne Operating Company LP
8.31% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	296,250	291,489
Permian Production Partners LLC
12.85% (1 Month USD LIBOR + 6.00%, Rate Floor: 10.85%) (in-kind rate was 2.00%)
due 11/24/25†††,5	162,052	161,242
Total Energy		1,115,894
Consumer, Cyclical – 3.8%
Accuride Corp.
10.09% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,320,028	1,030,717
Fertitta Entertainment LLC
8.81% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	74,063	72,792
Total Consumer, Cyclical		1,103,509
Utilities – 2.7%
Granite Generation LLC
8.59% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	640,179	600,769
TerraForm Power Operating LLC
7.50% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/21/29	199,000	197,197
Total Utilities		797,966

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊,3 – 15.2% (continued)
Industrial – 2.3%
Sundyne (Star US Bidco)
9.09% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	662,485	$ 640,404
YYAK MAT (YAK ACCESS LLC)
12.18% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26[4]	550,000	29,332
Total Industrial		669,736
Consumer, Non-cyclical – 0.7%
Blue Ribbon LLC
10.66% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	140,506	103,272
Gibson Brands, Inc.
9.92% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	74,063	58,509
Kronos Acquisition Holdings, Inc.
11.02% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	49,500	47,768
Total Consumer, Non-cyclical		209,549
Financial – 0.7%
Teneo Holdings LLC
10.16% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	190,148	187,593
Technology – 0.6%
Datix Bidco Ltd.
9.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 150,000	181,261
Communications – 0.6%
McGraw Hill LLC
9.82% ((3 Month USD LIBOR + 4.75%) and (6 Month USD LIBOR + 4.75%),
Rate Floor: 5.25%) due 07/28/28	172,375	160,697
Total Senior Floating Rate Interests
(Cost $5,305,966)		4,426,205
Total Investments – 100.4%
(Cost $31,316,384)		$ 29,210,857
Other Assets & Liabilities, net – (0.4)%		(125,779)
Total Net Assets – 100.0%		$ 29,085,078

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

Forward Foreign Currency Exchange Contracts††
						Unrealized
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Depreciation
Barclays Bank plc	GBP	Sell	153,000	186,464 USD	04/17/23	$(2,344)
Morgan Stanley
Capital Services LLC	CAD	Sell	737,000	538,924 USD	04/17/23	(6,656)
						$(9,000)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Rate indicated is the 7-day yield as of March 31, 2023.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)
securities is $17,529,979 (cost $19,265,085), or 60.3% of total net assets.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements. As of March 31, 2023, the total market value of segregated or earmarked securities was $5,268,300 – See Note 7.
4	Security is in default of interest and/or principal obligations.
5	Payment-in-kind security.

CAD — Canadian Dollar
GBP — British Pound
LIBOR — London Interbank Offered Rate
LLC – Limited Liability Company
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

The following table summarizes the inputs used to value the Fund's investments at March 31, 2023 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ —	$ 1,697,722	$ 13,826	$ 1,711,548
Money Market Fund	978,258	—	—	978,258
Corporate Bonds	—	22,094,846	—	22,094,846
Senior Floating Rate Interests	—	4,083,702	342,503	4,426,205
Total Assets	$ 978,258	$ 27,876,270	$ 356,329	$ 29,210,857

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$ —	$ 9,000	$ —	$ 9,000

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $647,943 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance at			Unobservable	Input	Weighted
Category	March 31, 2023	Valuation Technique	Inputs	Range	Average
Assets:
Common Stocks	$ 13,123	Enterprise Value	Valuation Multiple	3.2x	—
Common Stocks	703	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	181,261	Yield Analysis	Yield	13.8%	—
Senior Floating Rate Interests	161,242	Third Party Pricing	Broker Quote	—	—
Total Assets	$356,329

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2023, the Fund had securities with a total value of $627,903 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2023:

		Assets
	Corporate	Senior Floating	Common
	Bonds	Rate Interests	Stocks	Total Assets
Beginning Balance	$ 531,160	$ 811,563	$ 66,171	$ 1,408,894
Purchases/(Receipts)	—	1,628	—	1,628
(Sales, maturities and paydowns)/Fundings	(9,010)	(266,927)	—	(275,937)
Amortization of premiums/discounts	—	10,591	—	10,591
Total realized gains (losses) included in earnings	(608,021)	(3,550)	—	(611,571)
Total change in unrealized appreciation (depreciation)
included in earnings	625,933	(122,961)	(52,345)	450,627
Transfers out of Level 3	(540,062)	(87,841)	—	(627,903)
Ending Balance	$ —	$ 342,503	$ 13,826	$ 356,329
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at March 31, 2023	$ —	$ 10,100	$ (52,345)	$ (42,245)

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2023

ASSETS:
Investments, at value (cost $31,316,384)	$ 29,210,857
Cash	121,534
Prepaid expenses	37,959
Receivables:
Interest	471,779
Investments sold	378
Total assets	29,842,507
LIABILITIES:
Reverse repurchase agreements (Note 7)	647,943
Unrealized depreciation on forward foreign currency exchange contracts	9,000
Payable for:
Investment advisory fees	32,979
Professional fees	28,302
Trustees' fees and expenses*	2,897
Other liabilities	36,308
Total liabilities	757,429
NET ASSETS	$ 29,085,078
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
45,914 shares issued and outstanding	$ 459
Additional paid-in capital	42,433,940
Total distributable earnings (loss)	(13,349,321)
NET ASSETS	$ 29,085,078
Shares outstanding ($0.01 par value with unlimited amount authorized)	45,914
Net asset value	$ 633.47

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 21

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2023
For the Six Months Ended March 31, 2023

INVESTMENT INCOME:
Interest	$ 1,319,256
Dividends	2,975
Total investment income	1,322,231
EXPENSES:
Investment advisory fees	239,795
Interest expense	166,901
Professional fees	72,254
Printing fees	63,154
Fund accounting fees	26,934
Trustees' fees and expenses*	22,510
Transfer agent fees	9,282
Insurance	7,983
Custodian fees	6,850
Administration fees	5,275
Miscellaneous	7,192
Total expenses	628,130
Net investment income	694,101
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,214,282)
Forward foreign currency exchange contracts	15,732
Foreign currency transactions	(471)
Net realized loss	(1,199,021)
Net change in unrealized appreciation (depreciation) on:
Investments	2,404,426
Forward foreign currency exchange contracts	(43,741)
Foreign currency translations	1,117
Net change in unrealized appreciation (depreciation)	2,361,802
Net realized and unrealized gain (loss)	1,162,781
Net increase in net assets resulting from operations	$ 1,856,882

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2023

	Six Months Ended	Year Ended
	March 31, 2023	September 30,
	(Unaudited)	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 694,101	$ 2,136,997
Net realized gain (loss) on investments	(1,199,021)	728,170
Net change in unrealized appreciation (depreciation) on investments	2,361,802	(6,511,559)
Net increase (decrease) in net assets resulting from operations	1,856,882	(3,646,392)
DISTRIBUTIONS:
Distributions to shareholders	(2,479,995)	(2,361,461)
Return of capital	—	(2,937,172)
Total distributions to shareholders	(2,479,995)	(5,298,633)
SHAREHOLDER TRANSACTIONS:
Capital contribution from adviser	175	4,200
Reinvestments of distributions	213,428	435,393
Cost of shares redeemed through tender offers	(1,527,850)	(3,895,290)
Net decrease in net assets resulting from shareholder transactions	(1,314,247)	(3,455,697)
Net decrease in net assets	(1,937,360)	(12,400,722)
NET ASSETS:
Beginning of period	31,022,438	43,423,160
End of period	$ 29,085,078	$ 31,022,438

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 23

STATEMENT OF CASH FLOWS (Unaudited)	March 31, 2023
For the Period Ended March 31, 2023

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 1,856,882
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(2,404,426)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	43,741
Net realized loss on investments	1,214,282
Purchase of long-term investments	(1,900,300)
Proceeds from sale of long-term investments	16,460,623
Net purchases of short-term investments	(1,253,510)
Net accretion of discount and amortization of premium	(40,926)
Corporate actions and other payments	15,000
Decrease in interest receivable	170,031
Decrease investments sold receivable	1,424,387
Decrease in due from adviser	4,200
Increase in prepaid expenses	(26,643)
Decrease in investments purchased payable	(1,228,893)
Decrease in professional fees payable	(20,315)
Decrease in investment advisory fees payable	(12,696)
Decrease in trustees’ fees and expenses payable*	(499)
Decrease in other liabilities	(5,548)
Net Cash Provided by Operating and Investing Activities	14,295,390
Cash Flows From Financing Activities:
Distributions to common shareholders	(2,266,567)
Cost of shares redeemed through tender offers	(1,527,850)
Proceeds from reverse repurchase agreements	11,958,852
Payments made on reverse repurchase agreements	(23,334,327)
Capital contribution from adviser	175
Net Cash Used in Financing Activities	(15,169,717)
Net decrease in cash	(874,327)
Cash at Beginning of Period	995,861
Cash at End of Period	$ 121,534
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 255,065
Supplemental Disclosure of Cash Financing Activity: Dividend reinvestment	$ 213,428

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	March 31, 2023

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2023	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of period	$ 647.10	$ 828.91	$ 756.73	$ 922.51	$ 1,046.28	$ 1,112.09
Income from investment operations:
Net investment income(a)	14.96	43.16	62.00	62.01	70.99	89.02
Net gain (loss) on investments (realized and unrealized)	25.04	(117.72)	117.43	(120.54)	(87.51)	(47.58)
Total from investment operations	40.00	(74.56)	179.43	(58.53)	(16.52)	41.44
Less distributions from:
Net investment income	(53.63)	(47.93)	(61.96)	(104.78)	(107.25)	(107.25)
Return of capital	—	(59.32)	(45.29)	(2.47)	—	—
Total distributions to shareholders	(53.63)	(107.25)	(107.25)	(107.25)	(107.25)	(107.25)
Net asset value, end of period	$ 633.47	$ 647.10	$ 828.91	$ 756.73	$ 922.51	$ 1,046.28
Total Return(b)
Net asset value	6.29%	(9.55)%(d)	24.55%	(5.41)%	(1.44)%	3.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 29,085	$ 31,022	$ 43,423	$ 43,373	$ 57,915	$ 72,161
Ratio to average net assets of:
Net investment income, including interest expense	4.58%(e)	5.66%	7.58%	7.68%	7.25%	8.19%
Total expenses, including interest expense(c)	4.15%(e)	3.19%	2.62%	2.92%	3.39%	3.08%
Portfolio turnover rate	5%	28%	26%	24%	16%	21%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the six months ended March 31, 2023 and the years ended September 30 would be:

March 31, 2023
(Unaudited)	2022	2021	2020	2019	2018
3.04%(e)	2.90%	2.54%	2.51%	2.56%	2.49%

(d)	The net increase from the payment by the Adviser totaling $4,200 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended September 30, 2022.
(e)	Annualized.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2023

Note 1 – Organization

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund intends to liquidate on or before July 28, 2023 (the “Liquidity Event Date”) in accordance with its policy to complete an event intended to provide liquidity for shareholders on or before the Liquidity Event Date. This policy has been in place since the Fund’s inception.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund's securities and other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund's Schedule of Investments The interest rate indicated is the rate in effect at March 31, 2023.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

(g) Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$20,277	$741,538

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Liability Derivatives
Currency contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at March 31, 2023:

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$9,000

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$15,732

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(43,741)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Note 4 –Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign currency
exchange contracts	$ 9,000	$—	$ 9,000	$ —	$—	$9,000
Reverse repurchase agreements	647,943	—	647,943	(647,943)	—	—

Note 5 –Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

During the period ended March 31, 2023, the Fund received a one-time payment from the Advisor in the amount of $4,375 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statement(s) of Changes in Net Assets.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 –Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the period ended March 31, 2023, the average daily balance for which reverse repurchase agreements were outstanding amounted to $7,973,771. The weighted average interest rate was 4.20%. As of March 31, 2023, there was $647,943 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of March 31, 2023, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Goldman Sachs & Co. LLC	2.75%*	Open Maturity	$647,943
Total			$647,943

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2023.

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2023, aggregated by asset class of the related collateral pledged by the Fund:

Overnight and
Asset Type	Continuous	Total
Corporate Bonds	$ 647,943	$ 647,943
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 647,943	$ 647,943

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

The liquidation and dissolution are not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one instalment. The liquidation of the Fund is expected to result in one or more taxable events for the shareholders that are subject to federal income tax. Any liquidation proceeds paid to the shareholders should generally be treated as received by them in exchange for their common shares and will therefore generally give rise to a capital gain or loss depending on their tax basis. If a liquidating trust is created, the liquidating trust is currently expected to constitute a liquidating trust for U.S. federal income tax purposes that is owned by the shareholders. Shareholders should consult their personal tax advisors about the potential tax consequences.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than- not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund may invest in equity positions in master limited partnerships (“MLPs”) and other private operating partnerships. The Fund’s taxable income and realized gains will reflect the MLPs’ and other partnerships’ taxable income and gains, which are neither predictable nor readily estimable and are only reported to the Fund on a delayed basis, usually several months into the following calendar year. Sales or liquidations of MLP units or other partnership interests will cause the Fund to receive Internal Revenue Code Section 751 allocations of taxable income and taxable gains in potentially material amounts even in cases where the Fund incurred economic losses on MLP unit investments or other partnership investments. Such tax reporting may lead to the Fund incurring

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

material income tax and excise tax expenses and accruing liabilities therefor. The Fund’s anticipated termination in 2023 would likely result in the sale or liquidation of the Fund’s equity positions in MLPs and other operating partnerships. The Fund may estimate the effect of the Section 751 allocations on total income and realized gains, but such estimates will be uncertain with fiscal reporting on a delayed basis, which could result in income tax liability.

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$31,316,384	$809,911	$(2,924,438)	$(2,114,527)

Note 9 – Securities Transactions

For the period ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$1,900,300	$16,460,623

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized 45,914 shares issued and outstanding.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	March 31, 2023	September 30, 2022
Beginning shares	47,941	52,386
Shares issues through dividend reinvestment	334	608
Shares redeemed through tender offer	(2,361)	(5,053)
Ending shares	45,914	47,941

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2023

Tender Offer

During the period ended March 31, 2023, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchased and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 3, 2023	1,169	5,380	$644.88
April 3, 2023	1,144	5,544	$634.89

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.

Note 11 - Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 –Subsequent Events

On May 24, 2023, the Board unanimously approved the liquidation of the Fund pursuant to a Plan of Liquidation and Dissolution. Accordingly, it is anticipated that the Fund will liquidate on or before July 28, 2023.

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 39

OTHER INFORMATION (Unaudited)	March 31, 2023

Federal Income Tax Information

In January 2024, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2023.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2023

Trustees

The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2015	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee)			Fund (2005-present); Purpose
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	(Chair of	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	the Valuation Oversight Committee)	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	154	Current: Bowhead Insurance GP, LLC
(1959)			Director, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154	Current: US Global Investors, Inc.
(GROW) (1995-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 41

OTHER INFORMATION (Unaudited) continued	March 31, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155	Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-
Edward-Elmhurst Healthcare System
(2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund
(2003-2020).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	154	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
Audit Committee	Since 2020 (Chair of the Audit Committee)	Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee, Chair	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	of the Board and Chair of the Executive Committee	Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council
(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund
(2003-2020).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 43

OTHER INFORMATION (Unaudited) continued	March 31, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Infrastructure Fund (2018-2022);
Chief Legal Officer	Since 2015 (Chief Legal Officer) Since 2015 (Vice President)	(2014-present); Vice President, certain other funds in the Fund Complex
(2007-present); Senior Managing Director, Guggenheim Investments
(2012-present).

			Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).		Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust,
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund,
Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg
also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the
Adviser.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2023

Officers

The Officers of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018	Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2015	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued	March 31, 2023

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone (1979)	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2023

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)488-3559.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 47

FUND INFORMATION (Unaudited)	March 31, 2023

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Joanna M. Catalucci

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser

Guggenheim Funds Investment

Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment

Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	March 31, 2023

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Energy & Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to June 30, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/xgeix.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 49

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50 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT

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GEI l GUGGENHEIM ENERGY & INCOME FUND SEMI-ANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/23)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GEI-SAR-0323

Item 2. Code of Ethics.

Not required at this time.

Item 3. Audit Committee Financial Expert.

Not required at this time.

Item 4. Principal Accountant Fees and Services.

Not required at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Energy & Income Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: June 2, 2023

By: /s/ James M. Howley

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: June 2, 2023